Exhibit 10.6

                   DIRECTOR SUPPLEMENTAL INCOME PLAN AGREEMENT


     THIS AGREEMENT, made and entered into this 19th day of April, 2004, by and between Osage Federal Savings and Loan Association of Pawhuska, an Institution organized and existing under the laws of the United States of America (hereinafter referred to as the "Institution"), and Harvey Payne, a member of the Board of Directors of the Institution (hereinafter referred to as the "Director").

                              W I T N E S S E T H:

     WHEREAS, it is the consensus of the Board of Directors (hereinafter referred to as the "Board") that the Director's services to the Institution in the past have been of exceptional merit and have constituted an invaluable contribution to the general welfare of the Institution and in bringing it to its present status of operating efficiency, and its present position in its field of activity;

     WHEREAS, the Director's experience, knowledge of the affairs of the Institution, reputation, and contacts in the industry are so valuable that assurance of the Director's continued services is essential for the future growth and profits of the Institution and it is in the best interests of the Institution to arrange terms of continued service for the Director so as to reasonably assure the Director's remaining in the Institution's service during the Director's lifetime;

     WHEREAS, it is the desire of the Institution that the Director's services be retained as herein provided;

     WHEREAS, the Director is willing to continue to serve the Institution provided the Institution agrees to pay the Director or the Director's beneficiary(ies), certain benefits in accordance with the terms and conditions hereinafter set forth;

     ACCORDINGLY, it is the desire of the Institution and the Director to enter into this Agreement under which the Institution will agree to make certain payments to the Director at age sixty-five (65) or the Director's beneficiary(ies) in the event of the Director's death pursuant to this Agreement;

     FURTHERMORE, it is the intent of the parties hereto that this Director Plan be considered an unfunded arrangement maintained primarily to provide supplemental income benefits for the Director, and to be considered a non-qualified benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Director is fully advised of the Institution's financial status and has had substantial input in the design and operation of this benefit plan; and

     NOW, THEREFORE, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained it is agreed as follows:


I.   SERVICE

     The Director will continue to serve the Institution in such capacity and with such duties and responsibilities as may be assigned, and with such compensation as may be determined from time to time by the Board of Directors of the Institution.

II.  FRINGE BENEFITS

     The Supplemental Income benefits provided by this Agreement are granted by the Institution as a fringe benefit to the Director and are not part of any fee reduction plan or an arrangement deferring a bonus or a fee increase. The Director has no option to take any current payment or bonus in lieu of the supplemental income benefits except as set forth hereinafter.

III. BENEFIT  DATE,   NORMAL   BENEFIT  AGE,  EARLY  BENEFIT  DATE  AND  PAYMENT
     ELIGIBILITY DATE

     A.   Benefit Date:
          ------------

          For purposes of this plan, if the Director continuously serves the Institution, the Director shall qualify for Supplemental Income benefits on the December 31st nearest the Director's sixty-fifth
          (65th) birthday, unless by action of the Board of Directors this period of active service shall be shortened or extended.

     B.   Normal Benefit Age:
          ------------------

          Normal Benefit Age shall mean the date on which the Director attains age sixty-five (65).

     C.   Early Benefit Date:
          ------------------

          Early Benefit Date shall mean a benefit from service which is effective prior to the Normal Benefit Age stated herein, provided the Director has attained age sixty-two (62).

     D.   Payment Eligibility Date:
          ------------------------

          Upon mutual agreement by the Institution and the Director, the Payment Eligibility Date shall be the date the deferred payment of the benefit is payable. Such date shall be selected prior to the Early Benefit Date or the Normal Benefit Age and shall occur subsequent to such. If such election is not made in accordance with this section, the Payment Eligibility Date shall be the Normal Benefit Age.

IV.  NORMAL BENEFIT, EARLY BENEFIT AND DISABILITY BENEFIT

     A.   Normal Benefit:
          --------------

          Upon the Payment Eligibility Date, the Institution shall pay the Director an annual benefit equal to Six Thousand and 00/100th Dollars ($6,000.00). Said benefit shall be paid in equal monthly installments (1/12th of the annual benefit) until the death of the Director. In the event the Director should die and there is a balance in the accrued liability account, the Institution shall pay such balance, in a lump sum or in equal monthly installments (1/12th of the annual benefit), at the discretion of the Institution, to such individual or individuals the Director may have designated in writing and filed with the Institution. In the absence of any effective beneficiary designation, any such amounts becoming due and payable upon the death of the Director shall be payable to the duly qualified executor or administrator of the Director's estate. Said payments due hereunder shall begin the first day of the second month following the decease of the Director.

     B.   Early Benefit:
          -------------

          Should the Director elect Early Benefit subsequent to the Early Benefit Date [Subparagraph III (C)], the Director shall be entitled to receive an annual benefit payment of Six Thousand and 00/100th Dollars ($6,000.00) actuarially reduced based on the liability account balance. Beginning with the Early Benefit Date and continuing through the first day of the month in which the Director's death occurs, said benefit shall be paid in equal monthly installments (each 1/12th of the annual benefit) on the first day of each month beginning with the Early Benefit Date. In the event the Director should die and there is a balance in the accrued liability account, the Institution shall pay such balance, in a lump sum or in equal monthly installments (1/12th of the annual benefit), at the discretion of the Institution, to such individual or individuals the Director may have designated in writing and filed with the Institution. In the absence of any effective beneficiary designation, any such amounts becoming due and payable upon the death of the Director shall be payable to the duly qualified executor or administrator of the Director's estate. Said payments due hereunder shall begin the first day of the second month following the decease of the Director.

     C.   Disability Benefit:
          ------------------

          In the event the Director becomes disabled prior to the Benefit Date, or prior to termination of service with the Institution, and the Director's service is subsequently terminated due to such disability, the Director shall be one hundred percent (100%) vested in the accrued liability account. Within thirty (30) days of said termination, the Director shall receive a lump sum distribution in the amount of said account as of the date of termination, or equal monthly installments, (1/12th of the annual benefit) for a period of one hundred twenty
          (120) months, at the discretion of the Institution.

          The Director will be considered to be disabled if he/she is unable to attend thirty percent (30%) of the Board of Director meetings. If there is a dispute regarding whether the Director is disabled, such dispute shall be resolved by a physician selected by the Institution and such resolution shall be binding upon all parties to this Agreement.

V.   DEATH BENEFIT PRIOR TO AGE 65

     In the event the Director should die while actively serving the Institution at any time after the date of this Agreement but prior to the Director attaining age sixty-five (65) [Subparagraph III (A)] (or such later age as may be agreed upon), the Institution will pay the accrued liability of the Director's account balance, in a lump sum or in equal monthly installments (1/12 of the annual benefit) for a period of one hundred twenty (120) months, at the discretion of the Institution, to such individual or individuals as the Director may have designated in writing and filed with the Institution. In the absence of any effective beneficiary designation, any such amounts becoming due and payable upon the death of the Director shall be payable to the duly qualified executor or administrator of the Director's estate. Said payments due hereunder shall begin the first day of the second month following the decease of the Director.

VI.  BENEFIT ACCOUNTING

     The Institution shall account for this benefit using the regulatory accounting principles of the Institution's primary federal regulator. The Institution shall establish an accrued liability account for the Director into which appropriate reserves shall be accrued.

VII. VESTING

     The Director shall be one hundred percent (100%) vested in a reduced benefit upon attaining age sixty-two (62) and become fully vested in the Six Thousand and 00/100th Dollars ($6,000.00) annual Supplemental Income benefit upon attaining the age of sixty-five (65).

VIII. OTHER TERMINATION OF SERVICE

     A. Subject to Subparagraph VIII (i) hereinbelow, in the event that the service of the Director shall terminate prior to the Early Benefit Date, by the Director's voluntary action, or by the Director's discharge by the Institution without cause, then this Agreement shall terminate upon the date of such termination of service.

                           (i) Discharge  for Cause:  In the event the  Director
                               shall be discharged for cause at any time, all benefits provided herein shall be forfeited. The term "for cause" shall mean any of the following that result in an adverse effect on the
                               Institution: (i) gross negligence or gross neglect; (ii) the commission of a felony or gross misdemeanor involving fraud or dishonesty; (iii) the willful violation of any law, rule, or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit. If a dispute arises as to discharge "for cause," such dispute shall be resolved by arbitration as set forth in this Director Plan.

     B.   Termination Before Normal Benefit Age After Merger,  Conversion,  or a
          ----------------------------------------------------------------------
          Change of Control  After  Conversion:  If the  Director is  terminated
          ------------------------------------
          within three years after the Institution is merged into another Institution, or undergoes a stock conversion, or after a stock conversion, there is a Change of Control as defined below and the Director is terminated for any reason other than discharge for cause or his base fee is reduced without his consent prior to Normal Benefit Age, the Director shall be entitled to complete payment of benefits under the applicable provision below:

          (i) if the Director has reached an age which would permit an Early Benefit under Subparagraph IV (B), the Director will receive the benefit permitted under the Agreement for his attained age with no other conditions being applicable;

          (ii) if the Director has reached an age which would not yet permit an early benefit under the terms above, the Director will receive a benefit equal to the minimum early benefit with no other requirements being applicable. Payments to be made as if the Director had attained earliest permitted benefit age.

          (iii)For the purposes of this subsection, Change of Control shall mean any time ten percent (10%) or more of the voting stock of the Institution shall be transferred by any means other than by will or intestate and acquired by one party or parties acting in concert. This shall not apply to any transfer of stock to a trust for the benefit of the Institution's Directors.

IX.  CHANGE OF CONTROL
     -----------------

     Change of Control shall be deemed to be the cumulative transfer of more than ten percent (10%) of the voting stock of the Institution from the date of this Agreement. For the purposes of this Agreement, transfers made on account of death or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Institution, shall not be considered in determining whether there has been a change in control. Upon a Change of Control, if the Director subsequently suffers a Termination of Service (voluntary or involuntary), except for cause, then the Director shall receive the benefits in Paragraph IV herein upon attaining Normal Benefit Age or Early Benefit Age (Subparagraph III [B] & [C]), as if the Director had been continuously serving the Institution until the Director attains age sixty-five (65).

X.   RESTRICTIONS ON FUNDING

     The Institution shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Director Plan. The Directors, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Institution in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Institution reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Director Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Institution elect to fund this Director Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Institution reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Director be deemed to have any lien or right, title or interest in or to any specific funding investment or assets of the Institution.

     If the Institution elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Institution by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

XI.  MISCELLANEOUS

     A.   Alienability and Assignment Prohibition:
          ---------------------------------------

          Neither the Director, nor the Director's surviving spouse, nor any other beneficiary(ies) under this Director Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or the Director's beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Institution's liabilities shall forthwith cease and terminate.

     B.   Binding Obligation of the Institution and any Successor in Interest:
          -------------------------------------------------------------------

          The Institution shall not merge or consolidate into or with another Institution or sell substantially all of its assets to another Institution, firm or person until such Institution, firm or person expressly agree, in writing, to assume and discharge the duties and obligations of the Institution under this Director Plan. This Director Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

     C.   Amendment or Revocation:
          -----------------------

          Subject to Paragraph XIII, it is agreed by and between the parties hereto that, during the lifetime of the Director, this Director Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Director and the Institution.

     D.   Gender:
          ------

          Whenever in this Director Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     E.   Effect on Other Institution Benefit Plans:
          -----------------------------------------

          Nothing contained in this Director Plan shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Institution's existing or future compensation structure.

     F.   Headings:
          --------

          Headings and subheadings in this Director Plan are inserted for reference and convenience only and shall not be deemed a part of this Director Plan.

     G.   Applicable Law:
          --------------

          The validity and interpretation of this Agreement shall be governed by the laws of the State of Oklahoma.

     H.   12 U.S.C.ss.1828(k) (Golden Parachute and Indemnification Payment):
          -----------------------------------------------------------------

          Any payments made to the Director pursuant to this Director Plan, or otherwise, are subject to and conditioned upon the Institution's compliance with 12 U.S.C. ss. 1828(k) or any regulations promulgated thereunder.

     I.   Partial Invalidity:
          ------------------

          If any term, provision, covenant, or condition of this Director Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Director Plan shall remain in full force and effect notwithstanding such partial invalidity.

     J.   Continuation as Director:
          ------------------------

          Neither this Agreement nor the payments of any benefits hereunder shall be construed as giving to the Director any right to be retained as a member of the Board of Directors of the Institution.

XII. ERISA PROVISION

     A.   Named Fiduciary and Plan Administrator:
          --------------------------------------

          The "Named Fiduciary and Plan Administrator" of this Director Plan shall be Osage Federal Savings and Loan Association of Pawhuska until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Institution shall be responsible for the management, control and administration of the Director Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Director Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     B.   Claims Procedure and Arbitration:
          --------------------------------

          In the event a dispute arises over benefits under this Director Plan and benefits are not paid to the Director (or to the Director's beneficiary(ies) in the case of the Director's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan
          Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, it shall provide in writing within sixty (60) days of receipt of such claim its specific reasons for such denial, reference to the provisions of this Director Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

          If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Director Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

          If claimants continue to dispute the benefit denial based upon completed performance of this Director Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Institution and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

          Where a dispute arises as to the Institution's discharge of the Director "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

XIII.TERMINATION OR  MODIFICATION  OF AGREEMENT BY REASON OF CHANGES IN THE LAW,
     RULES OR REGULATIONS

     The Institution is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Director Plan, then the Institution reserves the right to terminate or modify this Agreement accordingly. Upon a Change of Control (Paragraph IX), this paragraph shall become null and void effective immediately upon said Change of Control.

XIV. DEFERRAL BENEFITS

     A.   Deferral Election:
          -----------------

          Any Director wishing to defer any portion or all of the Director's fees may elect to do so for a maximum of five (5) years. At the end of the five-year period, the Board shall have the option of extending the deferral period for any amount of time it shall deem to be appropriate. The Director will make the election to defer by filing with the Institution a written statement setting forth the amount of the deferrals and the Director's election of payment as set forth in Subparagraph XIV (C) hereinafter. This statement must be filed prior to having earned the deferred income.

     B.   Deferred Compensation Account:
          -----------------------------

          The Institution shall establish a Deferred Compensation Account in the name of the Director and credit that account with the deferrals. The Institution shall also credit interest to the Deferred Compensation Account balance on December 31st of each year. The interest rate credited shall be the average prime lending rate as of December 31st as listed on the Federal Reserve Board website.

     C.   Benefit, Termination of Service or Death:
          ----------------------------------------

          Upon the Director attaining age sixty-five (65) or Termination of Service from the Board (Subparagraph III [A], Paragraphs IV and VIII hereinabove), the balance of the Director's Deferred Compensation Account shall be payable as elected by the Director one (1) year prior to receiving said benefit payable to the Director thirty (30) days following said event. If the Director fails to make said payment election, then the Director shall be paid in ten (10) equal annual installments as set forth herein. Should the Director die while there is a balance in the Director's

          Deferred Compensation Account, such balance shall be paid pursuant to Paragraph IV hereinabove.

XV.  CONVERSIONS

     In the event the Institution undergoes a conversion from mutual to stock form, the provisions of this Agreement shall remain binding and enforceable upon both parties. The parties may elect to amend this Agreement under the provision of Subparagraph XI (C) for the purpose of more accurately representing the intentions of the parties in terminology more applicable to the Institution's new form.

XVI. EFFECTIVE DATE

     The Effective Date of this Agreement shall be January 1, 2004.


     IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                            OSAGE FEDERAL SAVINGS AND LOAN
                            ASSOCIATION OF PAWHUSKA
                            Pawhuska, Oklahoma



/s/Denise Spicer            By: /s/Mark S. White, President/CEO
----------------               -------------------------------------------------
Witness                        (Institution Officer other than Insured)    Title



/s/Denise Spicer            /s/Harvey Payne
----------------               -------------------------------------------------
Witness                                     Harvey Payne

                          BENEFICIARY DESIGNATION FORM
                 FOR THE DIRECTOR SUPPLEMENTAL INCOME AGREEMENT


                          BENEFICIARY DESIGNATION FORM
                 FOR THE DIRECTOR SUPPLEMENTAL INCOME AGREEMENT

I.   PRIMARY DESIGNATION
     -------------------
     (You may refer to the beneficiary designation information prior to completion.)

     A.   PERSON(S) AS A PRIMARY DESIGNATION:
          ----------------------------------
          (Please indicate the percentage for each beneficiary.)


     Name___________________________________   Relationship________  / _______%

     Address:___________________________________________________________________
                    (Street)              (City)        (State)        (Zip)


     Name___________________________________   Relationship________  / _______%

     Address:___________________________________________________________________
                    (Street)              (City)        (State)        (Zip)


     Name___________________________________   Relationship________  / _______%

     Address:___________________________________________________________________
                    (Street)              (City)        (State)        (Zip)


     Name___________________________________   Relationship________  / _______%

     Address:___________________________________________________________________
                    (Street)              (City)        (State)        (Zip)

     B.   ESTATE AS A PRIMARY DESIGNATION:
          -------------------------------

     My Primary Beneficiary is The Estate of _________________________________ as set forth in the last will and testament dated the _____ day of _____________, _______ and any codicils thereto.


     C.   TRUST AS A PRIMARY DESIGNATION:
          ------------------------------

     Name of the Trust:  Harvey Payne Revocable Inter Vivos Trust dated the 31st
                         -------------------------------------------------------
                         day of August, 2001
                         -------------------

     Execution Date of the Trust: 8/31/2001
                                  ---------

     Name of the Trustee:  Harvey Payne
                           -----------------------------------------------------
     Beneficiary(ies)  of the Trust
     (please indicate the percentage for each beneficiary):

     ___________________________________________________________________________

Is this an Irrevocable Life Insurance Trust?  ________ Yes     __X__ No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.  SECONDARY (CONTINGENT) DESIGNATION
     ----------------------------------

     A.   PERSON(S) AS A SECONDARY (CONTINGENT) DESIGNATION:
          -------------------------------------------------
          (Please indicate the percentage for each beneficiary.)


     Name___________________________________   Relationship________  / _______%

     Address:___________________________________________________________________
                    (Street)              (City)        (State)        (Zip)


     Name___________________________________   Relationship________  / _______%

     Address:___________________________________________________________________
                    (Street)              (City)        (State)        (Zip)


     Name___________________________________   Relationship________  / _______%

     Address:___________________________________________________________________
                    (Street)              (City)        (State)        (Zip)


     Name___________________________________   Relationship________  / _______%

     Address:___________________________________________________________________
                    (Street)              (City)        (State)        (Zip)

     B.   ESTATE AS A SECONDARY (CONTINGENT) DESIGNATION:
          ----------------------------------------------

     My Secondary Beneficiary is The Estate of _________________________ as set forth in my last will and testament dated the _____ day of _____________, _______ and any codicils thereto.

     C.   TRUST AS A SECONDARY (CONTINGENT) DESIGNATION:
           ----------------------------------------------

     Name of the Trust:  _______________________________________________________

     Execution Date of the Trust: _____ / _____ / _________

     Name of the Trustee: ______________________________________________________

     Beneficiary(ies) of the Trust
     (please indicate the percentage for each beneficiary):

     ___________________________________________________________________________

     ___________________________________________________________________________


     All sums payable under the Director Supplemental Income Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the Institution in writing.



Harvey Payne                                               4-19-04
------------------------                                  ---------------
Harvey Payne                                                Date

                              DEFERRAL DECLARATION


I.   AUTHORIZATION AND AMOUNT OF DEFERRAL

     The undersigned Harvey Payne, a Director of the Board of Osage Federal Savings and Loan Association of Pawhuska, hereby elects to defer ___________ ($ or percent) of the Director's income for the year ______ and all subsequent years thereafter pursuant to the Director Supplemental Income Agreement dated ______ day of ___________, _____, unless modified by the Director accordingly. The undersigned is a party to the above-referenced Agreement.

II.  DISTRIBUTION ELECTION

     Pursuant to the Provisions of my Director Supplemental Income Agreement with Osage Federal Savings and Loan Association of Pawhuska, I hereby elect to have any distribution of the balance in my Deferral Account paid to me in installments as designated below:

     _____          Lump sum.

     _____ Five (5) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

     _____ Ten (10) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

     _____ Fifteen (15) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

     _____ The aforestated length of time for payments in monthly installments.



Date:______________________                 Harvey Payne:_______________________

                                 LIFE INSURANCE

                      ENDORSEMENT METHOD SPLIT DOLLAR PLAN

                                    AGREEMENT


Insurer:                                    Northwestern Mutual Life Insurance

Policy Number:                              16688033

Institution:                                Osage Federal Savings and Loan
                                            Association of Pawhuska

Insured:                                    Harvey Payne

Relationship of Insured to Institution:     Director


The respective rights and duties of the Institution and the Insured in the above-referenced policy shall be pursuant to the terms set forth below:


I.       DEFINITIONS

         Refer to the policy contract for the definition of any terms in this Agreement that are not defined herein. If the definition of a term in the policy is inconsistent with the definition of a term in this Agreement, then the definition of the term as set forth in this Agreement shall supersede and replace the definition of the terms as set forth in the policy.

II.      POLICY TITLE AND OWNERSHIP

         Title and ownership shall reside in the Institution for its use and for the use of the Insured all in accordance with this Agreement. The
         Institution alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Institution and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III.     BENEFICIARY DESIGNATION RIGHTS

         The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Institution may have in such proceeds, as provided in this Agreement.

IV.      PREMIUM PAYMENT METHOD

         The Institution shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force.

V.       TAXABLE BENEFIT

         Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Institution (or its administrator) will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

VI.      DIVISION OF DEATH PROCEEDS

         Subject to Paragraphs VII and IX herein, the division of the death proceeds of the policy is as follows:

         A. Should the Insured be serving on the Board of the Institution at the time of death, or be retired or terminated due to disability at the time of death, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to eighty percent (80%) of the net-at-risk insurance portion of the proceeds. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

         B. Should the Insured not be serving on the Board of the Institution at the time of his or her death, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to the percentage as set forth hereinbelow of the proceeds described in Subparagraph VI (A) above that corresponds to the age of the Insured.

                  Age upon Termination
              of Service with the Institution      Vested (to a maximum of 100%)
              -----------------------------------  -----------------------------
                      prior to age 62                       $20,000
                           62                                    25%
                           63                                    50%
                           64                                    75%
                           65                                   100%

         C. The Institution shall be entitled to the remainder of such proceeds.

         D. The Institution and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

VII.     DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

         The Institution shall at all times be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Institution and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII.    RIGHTS OF PARTIES WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

         In the event the policy involves an endowment or annuity element, the Institution's right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.

IX.      TERMINATION OF AGREEMENT

         This Agreement shall terminate upon the occurrence of any one of the following:

         A. The Insured shall be discharged from service with the Institution for cause. The term "for cause" shall mean any of the following that result in an adverse effect on the
                  Institution: (i) gross negligence or gross neglect; (ii) the commission of a felony or gross misdemeanor involving fraud or dishonesty; (iii) the willful violation of any law, rule, or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit; or

         B. Surrender, lapse, or other termination of the Policy by the Institution.

         Upon such  termination,  the Insured (or assignee) shall have a fifteen
         (15) day option to receive from the Institution an absolute assignment of the policy in consideration of a cash payment to the Institution, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be the greater of:

     A. The Institution's share of the cash value of the policy on the date of such assignment, as defined in this Agreement; or

     B. The amount of the premiums which have been paid by the Institution prior to the date of such assignment.

     If, within said fifteen (15) day period, the Insured fails to exercise said option, fails to procure the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured's rights, interest and claims in the policy shall terminate as of the date of the termination of this Agreement.

     The  Insured   expressly   agrees  that  this  Agreement  shall  constitute
     sufficient written notice to the Insured of the Insured's option to receive an absolute assignment of the policy as set forth herein.

     Except as provided above, this Agreement shall terminate upon distribution of the death benefit proceeds in accordance with Paragraph VI above.

X.   INSURED'S OR ASSIGNEE'S ASSIGNMENT RIGHTS

     The Insured may not, without the written consent of the Institution, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

XI.  AGREEMENT BINDING UPON THE PARTIES

     This Agreement shall bind the Insured and the Institution, their heirs, successors, personal representatives and assigns.

XII. ERISA PROVISIONS

     The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"):

     A.   Named Fiduciary and Plan Administrator.
          --------------------------------------

          The "Named Fiduciary and Plan Administrator" of this Endorsement Method Split Dollar Agreement shall be Osage Federal Savings and Loan Association of Pawhuska, until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Institution shall be responsible for the management, control, and administration of this Split Dollar Plan as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

     B.   Funding Policy.
          --------------

          The funding policy for this Split Dollar Plan shall be to maintain the subject policy in force by paying, when due, all premiums required.

     C.   Basis of Payment of Benefits.
          ----------------------------

          Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

     D.   Claim Procedures.
          ----------------

          Claim forms or claim information as to the subject policy can be obtained by contacting Benmark, Inc. (800-544-6079). When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance policy, they should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the Named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Agreement.

          In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named above and they will assist in making an inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.

XIII. GENDER

      Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIV. INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

     The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XV.  CHANGE OF CONTROL

     Change of Control shall be deemed to be the cumulative transfer of more than ten percent (10%) of the voting stock of the Institution from the date of this Agreement. For purposes of this Agreement, transfers on account of death or gifts, transfers between family members, or transfers to a qualified retirement plan maintained by the Institution shall not be considered in determining whether there has been a Change of Control. Upon a Change of Control, if the Insured's service is subsequently terminated, except for cause, then the Insured shall be one hundred percent (100%) vested in the benefits promised in this Agreement and, therefore, upon the death of the Insured, the Insured's beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if the Insured had died while employed by the Institution (See Subparagraphs VI [A] & [B]).

XVI. AMENDMENT OR REVOCATION

     It is agreed by and between the parties hereto that, during the lifetime of the Insured, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Insured and the Institution.

XVII. EFFECTIVE DATE

     The Effective Date of this Agreement shall be January 1, 2004.

XVIII. SEVERABILITY AND INTERPRETATION

     If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be over broad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

XIX. APPLICABLE LAW

     The validity and interpretation of this Agreement shall be governed by the laws of the State of Oklahoma.

XX.  CONVERSIONS

     In the event the Institution undergoes a conversion from mutual to stock form, the provisions of this Agreement shall remain binding and enforceable upon both parties. The parties may elect to amend this Agreement under the provision of Subparagraph XVI for the purpose of more accurately representing the intentions of the parties in terminology more applicable to the Institution's new form.


Executed at Pawhuska, Oklahoma, this 19th day of April, 2004.


                           OSAGE FEDERAL SAVINGS AND
                           LOAN ASSOCIATION OF PAWHUSKA
                           Pawhuska, Oklahoma



/s/ Denise Spicer          By: /s/Mark S. White, President/CEO
-----------------              -------------------------------------------------
Witness                        (Institution Officer other than Insured)    Title



/s/Denise Spicer           /s/Harvey Payne
-----------------              -------------------------------------------------
Witness                                     Harvey Payne

                          BENEFICIARY DESIGNATION FORM
                      FOR LIFE INSURANCE ENDORSEMENT METHOD
                           SPLIT DOLLAR PLAN AGREEMENT
I.   PRIMARY DESIGNATION
     -------------------
     (You may refer to the beneficiary designation information prior to completion.)

     A.   PERSON(S) AS A PRIMARY DESIGNATION:
          ----------------------------------
          (Please indicate the percentage for each beneficiary.)


     Name _____________________________________  Relationship__________/_______%

     Address:___________________________________________________________________
                (Street)                      (City)      (State)        (Zip)


     Name _____________________________________  Relationship__________/_______%

     Address:___________________________________________________________________
                (Street)                      (City)      (State)        (Zip)

     Name _____________________________________  Relationship__________/_______%

     Address:___________________________________________________________________
                (Street)                      (City)      (State)        (Zip)


     Name _____________________________________  Relationship__________/_______%

     Address:___________________________________________________________________
                (Street)                      (City)      (State)        (Zip)

     B.   ESTATE AS A PRIMARY DESIGNATION:
          -------------------------------

     My Primary Beneficiary is The Estate of ___________________________ as set forth in the last will and testament dated the _____ day of _____________, _______ and any codicils thereto.

     C.   TRUST AS A PRIMARY DESIGNATION:
          -------------------------------

     Name of the Trust:  Harvey Payne Revocable Inter Vivos Trust dated the 31st
                         -------------------------------------------------------
                         day of August, 2001
                         -------------------

     Execution Date of the Trust: 8/31/2001
                                  ---------

     Name of the Trustee:  Harvey Payne
                           -----------------------------------------------------
     Beneficiary(ies)  of the Trust
     (please indicate the percentage for each beneficiary):

     ___________________________________________________________________________

Is this an Irrevocable Life Insurance Trust?  ________ Yes     __X__ No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.  SECONDARY (CONTINGENT) DESIGNATION
     ----------------------------------

     A.   PERSON(S) AS A SECONDARY  (CONTINGENT)  DESIGNATION:
          ---------------------------------------------------
          (Please indicate the percentage for each beneficiary.)

     Name _____________________________________  Relationship__________/_______%

     Address:___________________________________________________________________
                (Street)                      (City)      (State)        (Zip)


     Name _____________________________________  Relationship__________/_______%

     Address:___________________________________________________________________
                (Street)                      (City)      (State)        (Zip)

     Name _____________________________________  Relationship__________/_______%

     Address:___________________________________________________________________
                (Street)                      (City)      (State)        (Zip)


     Name _____________________________________  Relationship__________/_______%

     Address:___________________________________________________________________
                (Street)                      (City)      (State)        (Zip)



B.   ESTATE AS A SECONDARY (CONTINGENT) DESIGNATION:
     ----------------------------------------------

My Secondary Beneficiary is The Estate of ___________________________ as set forth in my last will and testament dated the _____ day of ____________, _______ and any codicils thereto.


C.   TRUST AS A SECONDARY (CONTINGENT) DESIGNATION:
     ----------------------------------------------

Name of the Trust:  __________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: _________________________________________________________

Beneficiary(ies) of the Trust
(please indicate the percentage for each beneficiary):

________________________________________________________________________________

________________________________________________________________________________


All sums payable under the Life Insurance Endorsement Method Split Dollar Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the Institution in writing.


Harvey Payne                                          4-19-04
-------------------------                          --------------
Harvey Payne                                           Date